UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  May 18, 2011

First Financial Northwest, Inc.

(Exact name of registrant as specified in its charter)

Washington	001-3365	26-0610707
State or other jurisdiction of Incorporation	Commission File Number	(I.R.S. Employer Identification No.)

201 Wells Avenue South, Renton, Washington	98057
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number (including area code) (425) 255-4400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07  Submission of Matters to a Vote of Security Holders

(a)	The Annual Meeting of First Financial Northwest, Inc. (“Company”) was held on May 18, 2011.

(b)
There were a total of 18,805,168 shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 14,586,439 shares of common stock were represented in person or by proxy, therefore a quorum was present. The following proposals were submitted by the Board of Directors to a vote of shareholders:

Proposal 1.  Election of Directors.  The following individuals were elected as directors for three year terms:

	FOR		WITHHELD		BROKER NON-VOTES
	No. of votes	Percentage of shares present	No. of votes	Percentage of shares present	No. of votes
Gary F. Kohlwes	9,057,033	80.5	2,198,003	19.5	3,331,403
Robert L. Anderson	9,392,325	83.4	1,862,711	16.6	3,331,403
Gerald Edlund	8,921,550	79.3	2,333,486	20.7	3,331,403

Based on the votes set forth above, Dr. Kohlwes and Messrs. Anderson and Edlund were duly elected to serve as directors of the Company for a three year term expiring at the annual meeting of shareholders in 2014 and until their respective successors have been duly elected and qualified.

The terms of Directors Victor Karpiak, Robert McLendon, Harry A. Blencoe, Gary F. Faull and Joann E. Lee continued.

Proposal 2. An advisory (non-binding) vote to approve our executive compensation.  This proposal received the following votes:

For	Percentage of shares present	Against	Percentage of shares present	Abstain	Percentage of shares present	Broker Non- Vote
9,042,911	80.3	1,845,319	16.4	366,806	3.3	3,331,403

Based on the votes set forth above, the compensation of the Company’s named executive officers was approved by shareholders.

Proposal 3.  An advisory (non-binding) vote on whether an advisory vote on executive compensation should be held every one, two or three years. This proposal received the following votes:

One Year	Percent- age of shares present	Two Years	Percent- age of shares present	Three Years	Percent- age of shares present	Abstain	Broker Non-Vote
6,327,168	56.8	344,177	3.1	4,475,848	40.1	107,843	3,331,403

Based on the votes set forth above, an advisory vote on executive compensation to be held annually was approved by shareholders.

Proposal 4.   Ratification of the appointment of Moss Adams LLP as the Company’s independent auditors for the year ending December 31, 2011.  This proposal received the following votes:

For	Percentage of shares present	Against	Percentage of shares present	Abstain	Percentage of shares present	Broker Non- Vote
14,483,783	99.3	39,803	0.3	62,853	0.4	--

Based on the votes set forth above, the appointment of Moss Adams LLP as the Company’s independent auditors to serve for the year ending December 31, 2011 was duly ratified by the shareholders.

(c)  None.

(d)  In light of the voting results on Proposal 3 indicated above, the Company’s Board of Directors decided that the Company will hold an annual advisory vote on the compensation of named executive officers.  The Company will continue to hold annual advisory votes until the Company’s Board of Directors decides to hold the next shareholder advisory vote on the frequency of advisory votes, which must occur at least once every six years.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FIRST FINANCIAL NORTHWEST, INC.

DATE: May 19, 2011	By: /s/Victor Karpiak
Victor Karpiak
President and Chief Executive Officer

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